Annual Report
                                 March 31, 1999

                                   Legg Mason
                                    Tax-Free
                                   Income Fund


                              Pennsylvania Tax-Free



                                 Navigator Class



                                      LEGG
                                      MASON
                                      FUNDS
                                      LOGO




                               HOW TO INVEST (SM)

To Our Shareholders,

   We are pleased to provide you with Legg Mason Tax-Free Income Fund's annual report for the Navigator Class of Pennsylvania Tax-Free Income Trust.

   As of March 31, 1999, the Fund had an SEC yield* of 3.92% and an average weighted maturity of 16.39 years.

   The Fund seeks a high level of current income exempt from federal income tax. The Fund purchases only securities which have received investment grade ratings from Moody's Investors Service or Standard & Poor's or which are judged by their investment adviser to be of comparable quality. Moody's ratings of securities currently owned by the Fund are:
                                               Pennsylvania
                                                 Tax-Free
                                            ---------------
                    Aaa                            78.2%
                    Aa                             17.1
                    A                                --
                    Baa                              --
                    Short-term securities           4.7

   At March 31 the Navigator Class's net asset value per share was $16.53, a modest decline from September 30, 1998, in response to rising interest rates. For the 12 months ended March 31, 1999, the total return for Pennsylvania Tax-Free Navigator Class was 5.79%. (Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.) Past performance does not guarantee future results.

   Normally, the average weighted maturity for the Fund will be kept within a range of 12 to 24 years. Because of its relatively long average weighted maturity, the Fund offers potentially higher yields than short-term and intermediate-term tax-free bond funds. However, the net asset value per share typically will decline more when interest rates rise and gain more when interest rates fall than net asset values per share of tax-free bond funds with short- and intermediate-term average weighted maturities.

     During 1998 and into 1999, the focus on the Year 2000 issue has increased significantly. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Fund's Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Fund is committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Fund is taking steps to ensure that all of its systems will function properly before, during, and after the Year 2000, the Fund could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure


---------
*SEC yields reported are for the 30 days ended March 31, 1999. If no fees had been waived by the Adviser, the 30-day SEC yields for Pennsylvania Tax-Free would have been 3.62%.

that functions critical to the Fund's operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   For several operational reasons, we are changing the capital gain distribution payment schedule for this Fund. Our new schedule will be to make capital gain distributions, if any, in June and December.

   Some shareholders regularly add to their holdings by authorizing monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase shares in this convenient way.



                                   Sincerely,


                                  /s/ John F. Curley,Jr.

                                  ______________________
                                  John F. Curley, Jr.
                                     Chairman
May 17, 1999

Portfolio Manager's Comments
Legg Mason Tax-Free Income Fund

Market Overview and Commentary

   During the year ended March 31, 1999, municipal prices increased slightly and tax-free yields fell modestly. The municipal bond market displayed little volatility and broke out of a relatively tight trading range only twice during the twelve-month period. During April 1998, tax-free bond prices fell as municipal issuance set a near record pace. This surge in volume was expected given the lower absolute level of interest rates, which induced municipalities to refund higher yielding debt with bonds paying lower coupons. In addition, the robust economy created large tax bills for many individuals, who liquidated municipal holdings to pay income taxes. Without the benefit of individual buyers during the tax season, the market stumbled on the enormous volume. However, prices rebounded quickly, and by mid-May the market had recovered fully.

   Three months later, the municipal bond market again broke out of its trading range, this time with a strong rally. During August 1998, escalating global economic unrest joined with sharp corrections in U.S. equity markets to drive U.S. bond yields to historic lows. As Japan wrestled with its economic malaise, the crisis in the rest of Asia spread to Russia and South America. In the U.S., extreme leverage combined with misplaced wagers inflicted crushing losses on some large hedge funds. This raised concern about potential damage to U.S. banks and world financial markets if these funds liquidated their huge investment positions. On September 29th, this concern, combined with weakening domestic economic data, led the U.S. Federal Reserve to cut the federal funds rate on overnight loans between banks by a quarter point, to 5.25%. This was the first interest rate cut since January 1996. Subsequently, the Fed eased twice more before adopting a "wait and see" attitude in December 1998. This extremely constructive environment benefited municipal bond prices, and the yield on 30-year tax-free bonds fell to 4.82%, the lowest in almost 30 years.

   This market rally was not sustained, however, during the last months of 1998. During November and December, the global and domestic forces which had acted in concert to drive interest rates lower, gave way to conflicting signals and higher yields by the end of 1998. During the first three months of 1999, interest rates on Treasury bonds rose sharply. In contrast, the municipal bond market displayed remarkable resilience. Tax-free bonds were helped by a 19% drop in the pace of new issue supply versus last year. In addition, the relative value of tax-free bonds increasingly attracted buyers to the market. Investors reallocating funds out of taxable bonds into municipals did so at relative values not seen in nearly a decade.

Pennsylvania Tax-Free Income Trust

   For the fiscal year ended March 31, 1999, the Fund's total return was 5.79%. The average maturity of the Fund decreased slightly to 16.39 years from 16.97 years over the last 12 months.

Outlook

   Over the near term, we believe the manufacturing and trade sectors of the economy will continue to be soft due to global economic weakness. Consumer spending should return to a level more reflective of the growth in income. Inflation should be tempered by the weakness in the commodity-based economies in Asia and Latin America. Longer term, we believe that the forces remain in place to produce above-trend economic growth in a low inflationary environment.

Strategy

   We continue to add to positions in bonds that we believe have good performance characteristics in both up and down markets, and continue to favor high quality bonds with good call protection. The average credit quality in the Fund is currently AA or better. In most cases, we do not believe that the incremental yield offered by bonds rated at the lower end of the investment grade category is sufficient to compensate investors for the higher credit risk they pose. In addition, we continue to be very selective with regard to holdings in the hospital sector. Although we believe that attractive values may be created as this area of the market comes under pressure, we remain cognizant of the competitive and financial challenges facing many health care issuers. As always, consistent with the Fund's prospectus guidelines, we are mindful of maintaining as high a level of distributed income on the Fund as possible. Therefore, we generally avoid selling bonds from the Fund which have high coupons and are selling at a significant premium to our purchase cost. Their sale would create sizable taxable gains and their high level of distributed tax-free income would be difficult to replace in the current rate environment.




                                        Jane E. Trust, CFA
                                        Portfolio Manager

May 14, 1999

Performance Information
Legg Mason Tax-Free Income Fund

Portfolio Manager's Comments

Performance Comparison of a $50,000 Investment as of March 31, 1999

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any administrative expenses or transaction costs associated with buying and selling securities in the index.

          The Pennsylvania Tax-Free Income Trust has two classes of shares:
     Primary Class and Navigator Class. Information about the Primary Class is contained in a separate report to its shareholders.


      Pennsylvania Tax-Free Income Trust -- Navigator Class


                        Cumulative    Average Annual
                       Total Return    Total Return
-----------------------------------------------------
 One Year                  +5.79%          +5.79%
 Life of Fund(dagger)      +6.37            +.06

-----------------------------------------------------
 (dagger)  Inception date -- March 10, 1998

                               GRAPH APPEARS HERE

             Pennsylvania Tax-Free  Lehman Brothers Municipal
                 Income Trust            Bond Index (1)
3/10/98         $50,000                  $50,000
3/31/98          50,274                   50,045
6/30/98          51,055                   50,805
9/30/98          52,460                   52,365
12/31/98         52,722                   52,680
3/31/99          53,185                   53,145

(1) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. Index returns are for the periods beginning February 28, 1998.

Statement of Net Assets
Legg Mason Tax-Free Income Fund
March 31, 1999
(Amounts in Thousands)

Pennsylvania Tax-Free Income Trust



                                                             Rate         Maturity Date       Par            Value
----------------------------------------------------------------------------------------------------------------------
Municipal Bonds -- 94.2%
      Allegheny County, Airport Revenue
        1992-B AMT (FSA insured)                             6.625%         1/1/22           $1,000          $ 1,079
      Allegheny County, Baldwin-Whitehall School
        District, GO Series 1992-A (Pre-refunded 8/15/02)
        (FGIC insured)                                       6.60%          8/15/10           1,000            1,092(A)
      Allegheny County, Pennsylvania Higher Education
        Duquesne University Project Refunding
        (AMBAC insured)                                      5.125%         3/1/13            1,000            1,035
      Allegheny County, West Jefferson Hills School
        District, GO (Pre-refunded 2/1/01) (FGIC insured)    7.10%          2/1/11            1,000            1,062(A)
      Allegheny County Hospital Development Authority,
        Children's Hospital Refunding (MBIA insured)         6.875%         7/1/14            1,000            1,039
      Allegheny County Hospital Development Authority,
        Presbyterian University Health System, Inc.
        Series 1992-B Refunding (MBIA insured)               6%             11/1/23           1,250            1,350
      Beaver County, IDA Ohio Edison Company
        PCR Refunding (FGIC insured)                         7%             6/1/21            1,000            1,079
      Berks County, Pennsylvania, GO Series
        1995 Refunding (FGIC insured)                        5.85%          11/15/18          1,000            1,062
      Bucks County, Council Rock School District, GO
        (Pre-refunded 3/1/01) (FGIC insured)                 6.75%          3/1/11              250              265(A)
      Chester County Health and Education Facilities
        Authority, Jefferson Health SystemRevenue
        Bonds Series 1997 B                                  5.375%         5/15/27           1,500            1,492
      Commonwealth of Pennsylvania, GO
        First Series                                         6.125%         9/15/03           1,000            1,077
        Second Series (Pre-refunded 11/1/01)                 6.50%          11/1/09           1,000            1,085(A)
      Deer Lakes School District, Pennsylvania, GO
        (MBIA insured)                                       6.45%          1/15/19           1,750            1,935
      Delaware County Authority, University Revenue,
        Villanova University (Pre-refunded 8/1/01)
        (MBIA insured)                                       6.85%          8/1/11              500              536(A)
      Delaware County Authority, University Revenue,
        Villanova University (MBIA insured)                  5.50%          8/1/23            2,000            2,060
      Delaware County, GO (Pre-refunded 11/15/02)            6%             11/15/22          1,000            1,076(A)
      Delaware County, GO Refunding                          6%             11/15/22            220              233
      Delaware River Port Authority (FGIC insured)           5.50%          1/1/26            1,000            1,047




                                                             Rate         Maturity Date       Par            Value
----------------------------------------------------------------------------------------------------------------------
      Erie County, Pennsylvania Sewer Authority,
        Sewer Revenue Bonds Series 1997
        (Pre-refunded 6/1/07) (AMBAC insured)                5.625%         6/1/17           $2,000          $ 2,195(A)
      Lehigh County, Pennsylvania, Power & Light
        Company Project 1994 Series A, IDA,
        PCR Refunding (MBIA insured)                         5.50%          2/15/27           1,000            1,033
      Lower Merion School District
        Montgomery County, Pennsylvania
        GO Bonds, Series 1998                                5%             5/15/23           1,000              986
      Montgomery County, GO Series 1997                      5.35%          9/15/17           1,000            1,027
      Montgomery County Higher Education and Health
        Authority, Saint Joseph's University Revenue,
        Series 1992 Refunding (Connie Lee insured)           6.25%          12/15/04            500              546
      Montgomery County, IDA Philadelphia Electric
        Company, Series 1991-B PCR Refunding
        (MBIA insured)                                       6.70%          12/1/21           1,500            1,623
      Montgomery County, Upper Gwynedd-Towamencin
        Guaranteed Sewer Revenue, Series 1991-A
        (MBIA insured)                                       6.75%          10/15/06            250              268
      Montgomery Township Municipal Sewer Authority,
        Guaranteed Sewer Revenue, Series 1991-A
        (MBIA insured)                                       6.70%          5/15/21             250              259
      Northampton County Higher Education Authority,
        College Revenue Bonds (Lafayette College Project),
        Series 1997 (MBIA insured)                           5%             11/1/27           1,000              976
      Pennsylvania Higher Education Assistance Agency,
        Student Loan Revenue AMT, Series 1991-C
        (AMBAC insured)                                      7.15%          9/1/21            1,000            1,083
      Pennsylvania Higher Educational Facilities Authority,
        Bryn Mawr College Revenue Bonds (MBIA insured)       5.625%         12/1/27             500              526
      Pennsylvania Higher Educational Facilities Authority,
        Drexel University Revenue Bonds, Series 1998
        (MBIA insured)                                       4.80%          5/1/28            2,000            1,901
      Pennsylvania Higher Educational Facilities Authority,
        Temple University Revenue (MBIA insured)
           First Series (Pre-refunded 4/1/01)                6.50%          4/1/21              250              269(A)
           First Series                                      5%             4/1/29            1,000              975


Legg Mason Tax-Free Income Fund



Pennsylvania Tax-Free Income Trust -- Continued




                                                             Rate         Maturity Date       Par            Value
----------------------------------------------------------------------------------------------------------------------
      Pennsylvania Higher Educational Facilities Authority,
        University Revenue, Series H (AMBAC insured)         5.375%         6/15/18          $1,000          $ 1,016
      Pennsylvania Higher Educational Facilities Authority,
        University Revenue, University of Pennsylvania,
        Series 1996-A Refunding                              5.75%          1/1/22            1,000            1,030
      Pennsylvania Economic Development Revenue IDA
        Series 1991-A (Pre-refunded 7/1/01)                  7%             1/1/11            1,000            1,092(A)
        Series 1994-A Refunding (AMBAC insured)              5.50%          1/1/14            2,525            2,647
      Pennsylvania Housing Finance Agency, Rental
        Housing (FNMA insured)
          Series 1993-C                                      5.80%          7/1/22            1,000            1,043
          Series 1992-C                                      6.50%          7/1/23              750              800
      Pennsylvania Housing Finance Agency, Single-
        Family Mortgage
          Series 1991-32 Refunding                           7.15%          4/1/15              435              459
          Series 1992-33                                     6.90%          4/1/17              320              338
      Pennsylvania Infrastructure Investment Authority,
        Revenue Series 1990-A (Pre-refunded 9/1/99)          7.15%          9/1/10              500              518(A)
      Pennsylvania Intergovernmental Co-op Authority
        (Pre-refunded 6/15/03) (MBIA insured)                5.60%          6/15/15           1,000            1,069(A)
      Pennsylvania Intergovernmental Co-op Authority
        (Pre-refunded 6/15/03) (MBIA insured)                5.60%          6/15/16           2,000            2,139(A)
      Pennsylvania State University Refunding                5.50%          8/15/16           1,000            1,036
      Pennsylvania State University Series A Refunding       5.10%          3/1/18            1,500            1,495
      Pennsylvania Turnpike Commission, Oil
        Franchise Tax Subordinated Revenue Bonds,
        Series B of 1998 (AMBAC insured)                     4.75%          12/1/27           2,000            1,886
      Pennsylvania Turnpike Commission Revenue
        Series N                                             5.50%          12/1/17           1,000            1,022
      Philadelphia Gas Works Series B (MBIA insured)         7%             5/15/20             500              609
      Philadelphia Hospitals and Higher Education
        Facilities Authority, Hospital Revenue Refunding,
        Children's Hospital Series 1993-A                    5%             2/15/21           1,000              942
      Philadelphia Municipal Authority, Justice Lease
        Revenue Series 1991-B
        (Pre-refunded 11/15/01) (FGIC insured)               7%             11/15/04            500              551(A)
      Philadelphia Municipal Authority, Justice Lease
        Revenue Series 1991-B
        (Pre-refunded 11/15/01) (FGIC insured)               7.10%          11/15/05            500              553(A)



                                                             Rate         Maturity Date       Par            Value
----------------------------------------------------------------------------------------------------------------------
      Philadelphia Water and Wastewater
        Refunding Series 1998 (AMBAC insured)                5.25%          12/15/12         $1,000          $ 1,053
      Philadelphia Water and Wastewater Revenue
        (MBIA insured)                                       5.60%          8/1/18            2,000            2,087
      Sayre, Pennsylvania Healthcare Revenue Volunteer
        Hospital Authority, Guthrie Healthcare System
        (AMBAC insured)                                      7.20%          12/1/20             500              547
      Schuylkill County, Pennsylvania,
        Charity Obligation Group IDA,
        Series A                                             5%             11/1/28             500              474
      Somerset County General Authority, Commonwealth
        Lease Revenue
        (Pre-refunded 10/15/01) (FGIC insured)               7%             10/15/13            500              541(A)
      Swarthmore Borough Authority, Swarthmore College
        Refunding Revenue Series 1992
        (Pre-refunded 9/15/02)                               6%             9/15/12             180              196(A)
        Unrefunded balance                                   6%             9/15/12             820              885
      Swarthmore Borough Authority, Swarthmore College
        Refunding Revenue Series 1992
        (Pre-refunded 9/15/02)                               6%             9/15/20             370              404(A)
        Unrefunded balance                                   6%             9/15/20           1,630            1,760
      Union County, Pennsylvania Higher
        Educational Financing, Bucknell
        University (MBIA insured)                            4.50%          4/1/18            1,000              940
      University of Pittsburgh
        Commonwealth University
        Capital Projects (FGIC insured)                      5.125%         6/1/22            1,000              996
      University of Pittsburgh Series 1992-A
        (Pre-refunded 6/1/02) (MBIA insured)                 6.125%         6/1/21              650              708(A)
      University of Pittsburgh Series 1992-A
        (MBIA insured)                                       6.125%         6/1/21              350              378
      University of Pittsburgh Series 1997-B Refunding
        (MBIA insured)                                       5%             6/1/21            1,000              983
      Valley View, Pennsylvania School District, GO
        Series A Refunding (FGIC insured)                    5%             11/15/21          1,300            1,277
      Washington County Hospital Authority,
        Shadyside Hospital Project
        Series 1992 Refunding (AMBAC insured)                6%             12/15/18          1,000            1,082
      Westmoreland County GO (AMBAC insured)                 0%             8/1/13            2,000            1,008(B)


Legg Mason Tax-Free Income Fund



Pennsylvania Tax-Free Income Trust -- Continued



                                                             Rate         Maturity Date       Par            Value
----------------------------------------------------------------------------------------------------------------------
      Westmoreland County GO (AMBAC insured)                 0%             8/1/14           $2,475         $  1,178(B)
      Wissahickon Pennsylvania School District GO            4.85%          5/15/13           1,000            1,003
                                                                                                           ---------
      Total Municipal Bonds  (Identified Cost-- $66,610)                                                      71,016
----------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Obligations(C) -- 4.7%
      Allegheny County Hospital Development Authority
        Presbyterian Hospital Series C and D                 3.15%          4/1/99            1,200            1,200
      Pennsylvania Higher Educational Facilities Authority
        Carnegie Mellon University Series 1995 B             3.05%          4/1/99            1,000            1,000
      Philadelphia, Pennsylvania Hospitals and Higher
        Education Children Hospital Project Series A         3.05%          4/1/99            1,300            1,300
                                                                                                           ---------
      Total Variable Rate Demand Obligations
        (Identified Cost-- $3,500)                                                                             3,500
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 98.9%  (Identified Cost-- $70,110)                                                  74,516
      Other Assets Less Liabilities-- 1.1%                                                                       854
                                                                                                           ---------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         4,542 primary shares outstanding                                                   $70,619
            17 navigator shares outstanding                                                     276
      Undistributed net realized gain on investments                                             69
      Unrealized appreciation of investments                                                  4,406
                                                                                          ---------

      Net assets-- 100.0%                                                                                    $75,370
                                                                                                             =======
      Net asset value, redemption price and maximum offering price per share:
        Primary Class(D)                                                                                      $16.53
                                                                                                             =======
        Navigator Class                                                                                       $16.53
                                                                                                             =======



----------------------------------------------------------------------------------------------------------------------
(A) Pre-refunded bond -- Bonds are referred to as pre-refunded when the issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay the interest, principal and call premium, if any, to the earliest call date. On the call date, the bond "matures." The pre-refunded date is used in determining weighted average portfolio maturity.
(B) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(C) The rate shown is the rate as of March 31, 1999, and the maturity shown is the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.
(D) Sales charges are being waived for the period November 3, 1997, to July 31,
1999. If the sales charge was in effect, the maximum offering price per share at
March 31, 1999, would have been $17.00.

A guide to abbreviations follows Sector Diversification.

      See notes to financial statements.

Sector Diversification
Legg Mason Tax-Free Income Fund
March 31, 1999 (Unaudited)
(Amounts in Thousands)



                                                                                 Pennsylvania Tax-Free
                                                                                     Income Trust
                                                                      ------------------------------------------------
                                                                              % of                  Market
                                                                           Net Assets                Value
----------------------------------------------------------------------------------------------------------------------
      Education Revenue                                                        23.2                $17,508
      Escrowed                                                                  6.3                  4,730
      General Obligation--Local                                                 3.1                  2,323
      General Obligation--School                                                4.3                  3,267
      General Obligation--State                                                 1.4                  1,077
      Health Care and Hospital Revenue                                         10.6                  7,955
      Housing Revenue                                                           3.5                  2,641
      Lease Revenue                                                              --                     --
      Other                                                                      --                     --
      Parking Revenue                                                            --                     --
      Port Facilities Revenue                                                    --                     --
      Pre-Refunded Bonds                                                       20.4                 15,351
      Small Business Administration
        Revenue                                                                 3.5                  2,646
      Solid Waste Revenue                                                        --                     --
      Student Loan Revenue                                                      1.4                  1,083
      Transportation Revenue                                                    6.7                  5,034
      Utility                                                                   5.0                  3,735
      Water and Sewer Revenue                                                   4.8                  3,666
      Short-Term Investments                                                    4.7                  3,500
      Other Assets Less Liabilities                                             1.1                    854
                                                                              -----               --------
                                                                              100.0                $75,370
                                                                              -----               --------


               -----------------------------------------

Guide to Investment Abbreviations
Legg Mason Tax-Free Income Fund



      AMBAC            AMBAC Indemnity Corporation
      AMT              Alternative Minimum Tax
      CONNIE LEE       Connie Lee Insurance Company
      FNMA             Fannie Mae
      FGIC             Financial Guaranty Insurance Company
      FSA              Financial Security Assurance
      GO               General Obligation
      HOC              Housing Opportunities Commission
      IDA              Industrial Development Authority
      LT               Limited Tax
      MBIA             Municipal Bond Insurance Association
      PCR              Pollution Control Revenue
      PSFG             Permanent School Fund Guaranty

Statement of Operations
Legg Mason Tax-Free Income Fund
(Amounts in Thousands)



                                                                                                  Year Ended 3/31/99
                                                                                                ----------------------
                                                                                                     Pennsylvania
                                                                                                       Tax-Free
                                                                                                     Income Trust
----------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                                         $ 3,920
                                                                                                      --------

Expenses:
      Investment advisory fee                                                        $ 391
      Distribution and service fees                                                    177
      Transfer agent and shareholder servicing expense                                  22
      Audit and legal fees                                                              26
      Custodian fee                                                                     73
      Registration fees                                                                  6
      Reports to shareholders                                                            7
      Trustees' fees                                                                     5
      Other expenses                                                                     3
                                                                                  --------
                                                                                       710
           Less:  Fees waived                                                         (213)
                 Compensating balance credits                                           (3)
                                                                                  --------
           Total expenses, net of waivers and compensating
              balance credits                                                                              494
                                                                                                      --------
      Net Investment Income                                                                              3,426
                                                                                                      --------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on investments                                              171
      Change in unrealized appreciation (depreciation) of investments                  198
                                                                                  --------
      Net Realized and Unrealized Gain (Loss) on Investments                                               369
----------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting From Operations                                                   $ 3,795
----------------------------------------------------------------------------------------------------------------------


       See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Tax-Free Income Fund
(Amounts in Thousands)



                                                                                                Pennsylvania
                                                                                                  Tax-Free
                                                                                                Income Trust
                                                                                          ----------------------------
                                                                                                 Years Ended
                                                                                           3/31/99         3/31/98
----------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income                                                              $   3,426       $   3,318
      Net realized gain (loss) on investments                                                  171             213
      Change in unrealized appreciation (depreciation) of investments                          198           2,681
----------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                                         3,795           6,212
      Distributions to shareholders:
         From net investment income:
            Primary Class                                                                   (3,413)         (3,318)
            Navigator Class                                                                    (13)            Nil
         From net realized gain on investments:
            Primary Class                                                                     (189)           (103)
            Navigator Class                                                                     (1)             NA
      Change in net assets from Fund share transactions:
            Primary Class                                                                    6,867             382
            Navigator Class                                                                    186              90
----------------------------------------------------------------------------------------------------------------------
      Change in net assets                                                                   7,232           3,263
Net Assets:
      Beginning of year                                                                     68,138          64,875
----------------------------------------------------------------------------------------------------------------------
      End of year                                                                         $ 75,370        $ 68,138
----------------------------------------------------------------------------------------------------------------------

      NA Not applicable.
      See notes to financial statements.

Financial Highlights
Legg Mason Tax-Free Income Fund

     Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.




                                               Investment Operations                         Distributions
                                       --------------------------------------  -------------------------------------
                                                                                             From
                          Net Asset         Net     Net Realized     Total         From        Net                       Net Asset
                           Value,       Investment and Unrealized     From         Net      Realized                      Value,
                         Beginning        Income   Gain (Loss) on  Investment   Investment   Gain on        Total        End of
                           of Year        (Loss)     Investments   Operations     Income   Investments  Distributions     Year
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Income Trust
    -- Navigator Class

      Years Ended Mar. 31,
      1999                   $16.48    $.84(D)         $ .10         $ .94      $(.84)        $(.05)       $ (.89)       $16.53
      1998(E)                 16.44     .05(D)           .04           .09       (.05)           --          (.05)        16.48
---------------------------------------------------------------------------------------------------------------------------------



                                                               Ratios/Supplemental Data
                          --------------------------------------------------------------------------------------------

                                                                            Net
                                            Total           Net         Investment                    Net Assets,
                                          Expenses       Expenses         Income       Portfolio        End of
                           Total         to Average     to Average      to Average     Turnover          Year
                          Return(A)     Net Assets(B)  Net Assets(C)    Net Assets       Rate       (in thousands)
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Income Trust
    -- Navigator Class

      Years Ended Mar. 31,
      1999                   5.79%           .46%(D)         .45%(D)         5.04%(D)     10.6%        $277
      1998(E)                 .55%(F)        .45%(D,G)       .45%(D,G)       4.82%(D,G)   14.1%(G)       90
----------------------------------------------------------------------------------------------------------------------

(A) Excluding sales charge. Sales charges are being waived for the period November 3, 1997, to July 31, 1999.
(B) Pursuant to Securities and Exchange Commission regulations, this ratio reflects total expenses before compensating balance credits.
(C) This ratio reflects total expenses reduced by the impact of compensating balance credits and voluntary expense waivers described below.
(D) Net of fees waived by the Adviser in excess of voluntary expense limitations as follows: 0.45% until July 31, 1999. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.75% and 1998, 0.75%.
(E) For the period March 10, 1998 (commencement of sale of Navigator Class) to March 31, 1998.
(F) Not annualized.
(G) Annualized.


See notes to financial statements.

Notes to Financial Statements
Legg Mason Tax-Free Income Fund
(Amounts in Thousands)

-------------------------------------------------------------------------------

1. Significant Accounting Policies:
           The Legg Mason Tax-Free Income Fund ("Trust"), consisting of the Maryland Tax-Free Income Trust ("Maryland Tax-Free"), the Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and the Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. All series of the Trust are non-diversified.
           Pennsylvania Tax-Free consists of two classes of shares: Primary Class, offered since August 1, 1991, and Navigator Class, commenced operations on March 10, 1998.The Navigator Class of Maryland Tax-Free and Tax-Free Intermediate has not commenced operations. The income and expenses of a Fund are allocated proportionately to the two classes of shares except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Portfolio securities are valued based upon market quotations obtained from an independent pricing service. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.
           Pennsylvania Tax-Free follows an investment policy of investing primarily in municipal obligations of Pennsylvania. Economic changes affecting Pennsylvania and certain of its public bodies and municipalities may affect the ability of issuers within Pennsylvania to pay interest on, or repay principal of, municipal obligations held by the Fund.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly. When available, net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations. At March 31, 1999, accrued dividends payable for Pennsylvania Tax-Free were $152.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

--------------------------------------------------------------------------------

     At March 31, 1999, the receivable for securities sold and the payable for securities purchased for Pennsylvania Tax-Free were as follows:

       Receivable for                  Payable for
       Securities Sold            Securities Purchased
   --------------------------------------------------
             $20                           $--

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      Other
           Compensating balance credits reflect credits earned on daily, uninvested cash balances at the custodian, and are used to reduce the Fund's custodian expenses.

2. Investment Transactions:
           For the year ended March 31, 1999, investment transactions (excluding short-term investments) for Pennsylvania Tax-Free were as follows:

        Purchases     Proceeds FromSales
-------------------------------------------------------------
         $14,371            $7,171

           At March 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for Pennsylvania Tax-Free were as follows:

                                            Net Appreciation/
          Cost             Appreciation      (Depreciation)     (Depreciation)
 ------------------------------------------------------------------------------
         $70,110              $4,446              $(40)             $4,406

3. Repurchase Agreements:
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------
4. Transactions With Affiliates:
           The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. ("Adviser"). Pursuant to its agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee, computed daily and payable monthly at an annual rate of 0.55% of the Fund's average daily net assets.
           The Adviser has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of .45% of average daily net assets for Navigator shares and .70% of average daily net assets for Primary shares. The following chart shows the annual rate of management fees; the expense limit and its expiration date; total management fees waived; and management fees payable for Pennsylvania Tax-Free Primary and Navigator Classes:



                                                                   Year Ended
                                                                 March 31, 1999  At March 31, 1999
                                                             ------------------  -----------------
                                                                    Advisory         Advisory
      Advisory       Expense        Expense Limitation                Fees             Fees
         Fee       Limitation         Expiration Date                Waived           Payable
      --------------------------------------------------------------------------------------------
      0.55%           0.45%        July 31, 1999, or until net       $213               $16
                                   assets reach $125 million


           Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund pursuant to an administration agreement with the Adviser. The Adviser pays LMFA a fee, computed daily and payable monthly at an annual rate of 0.05% of the Fund's average daily net assets.
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, from Primary Class s hareholders, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:


                                                                          At March 31, 1999
                                                                        --------------------
                                       Distribution      Service      Distribution and Service
      Fund                                  Fee            Fee              Fees Payable
----------------------------------------------------------------------------------------------
      Pennsylvania Tax-Free              0.125%          0.125%                 $16

           Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amount by the transfer agent for the year ended March 31, 1999: Pennsylvania Tax-Free, $2.
           The Adviser, LMFAand Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

--------------------------------------------------------------------------------

5. Line of Credit:
           The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1999, the Fund had no borrowings under the line of credit.

6. Fund Share Transactions:
           At March 31, 1999, there were unlimited shares authorized at $.001 par value for the Navigator Class of Pennsylvania Tax-Free. Share transactions were as follows:


                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          ------------------- ------------------  ----------------       -------------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
----------------------------------------------------------------------------------------------------------------------------
      Pennsylvania Tax-Free

      -- Navigator Class
          Year Ended March 31, 1999           23      $ 373        --      $ 4      (11)      $ (191)          12     $ 186
          Year Ended March 31, 1998(A)         5         90        --       --       --           --            5        90
----------------------------------------------------------------------------------------------------------------------------

(A)For the period March 10, 1998 (commencement of sale of Navigator Class) to March 31, 1998.

Report of Independent Accountants


To the Board of Trustees of Legg Mason Tax-Free Income Fund and Shareholders of Pennsylvania Tax-Free Income Trust:

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Tax-Free Income Trust (one of the Funds comprising Legg Mason Tax-Free Income Fund, hereafter referred to as the "Fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
April 30, 1999

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      Legg Mason Capital Management, Inc.
      Baltimore, MD

Board of Trustees
      John F. Curley, Jr., Chairman
      Edmund J. Cashman, Jr., President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                 ----------------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000


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LMF-030
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